Supplement dated May 30, 2025
to the following statutory prospectus(es):
America's marketFLEX II Annuity and America's marketFlex Edge Annuity dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the ProFunds - ProFund VP Rising Rates Opportunity, the value in the Current Expenses cell is deleted and replaced with the following: 1.67%
PROS-1010